UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Black Mountain Acquisition Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 8, 2023

BLACK MOUNTAIN ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40907	86-2013849
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

425 Houston Street, Suite 400 Fort Worth, TX	76102
(Address of principal executive offices)	(zip code)

(817) 698-9901

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and three quarters of one warrant	BMAC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	BMAC	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock	BMAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

Postponement of Special Meeting

On October 24, 2023, Black Mountain Acquisition Corp.’s (the “Company”) filed a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) for a special meeting of its stockholders (the “Special Meeting”) to approve, among other things, a proposal to amend the Company’s second amended and restated certificate of incorporation (the “Charter”) to allow the Company’s board of directors, without another stockholder vote, to elect to extend the date by which the Company has to consummate an initial business combination by up to six times for an additional one month each time (or until May 18, 2024) without depositing additional funds in the Trust Account (as defined below) (such proposal, the “Extension Amendment Proposal” and, together with all other proposals to be voted on at the Special Meeting, the “Proposals”). The Proxy Statement was mailed to the Company’s stockholders of record as of October 20, 2023 on or about October 23, 2023.

On November 8, 2023, the Company postponed the Special Meeting, which was originally scheduled to be held virtually on November 14, 2023, at 12:00 p.m., Eastern Time, and will now hold the Special Meeting virtually on November 17, 2023, at 10:00 a.m., Eastern Time.

Extension of Redemption Deadline

In connection with the postponement of the Special Meeting, the Company is extending the deadline for holders of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), initially sold as part of the units in the Company’s initial public offering (the “Public Stock”) to exercise their right to redeem their shares for their pro rata portion of the funds available in the trust account established in connection with the Company’s initial public offering (the “Trust Account”), or to withdraw any previously delivered demand for redemption, to 5:00 p.m., Eastern time, on November 15, 2023 (two business days before the Special Meeting). Stockholders who wish to withdraw redemptions should contact the Company’s transfer agent, Continental Stock Transfer & Trust Company, by email at spacredemptions@continentalstock.com.

If stockholders have any questions on any matter in connection with the Special Meeting, please call the Company’s proxy solicitor, Morrow Sodali LLC at (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or email at BMAC.info@investor.morrowsodali.com.

Form of Non-Redemption Agreement

In connection with the Special Meeting, the Company and Black Mountain Sponsor LLC (the “Sponsor”) intend to enter into one or more agreements (the “Non-Redemption Agreements”) with one or more stockholders pursuant to which, if such stockholders do not redeem (or validly rescind any redemption requests on) their shares (the “Non-Redeemed Shares”) of Public Stock in connection with the Special Meeting, the Sponsor will agree to transfer to such investors shares of Class A Common Stock initially purchased in a private placement prior to the Company’s initial public offering (the “Founder Shares”) held by the Sponsor immediately following the consummation of an initial business combination if they continue to hold such Non-Redeemed Shares through the Special Meeting. The Founder Shares are not entitled to receive funds from the Trust Account through redemptions or otherwise and will remain subject to the existing transfer restrictions. The aggregate number of Non-Redeemed Shares and aggregate number of Founder Shares to be transferred by the Sponsor are not yet known at this time.

The Non-Redemption Agreements are not expected to increase the likelihood that the Proposals are approved by stockholders but is expected to increase the amount of funds that remain in the Trust Account following the Special Meeting.

As of November 8, 2023, the redemption price per share was approximately $10.63, based on the aggregate amount on deposit in the Trust Account of approximately $52,552,184.80 (net of interest expected to be released to the Company to pay taxes), divided by the total number of shares of outstanding Public Stock.

NO ASSURANCES ARE MADE THAT A NON-REDEMPTION INCENTIVE OF ANY KIND WILL BE OFFERED AND THE ACTUAL TERMS OF ANY NON-REDEMPTION INCENTIVE MAY DIFFER MATERIALLY FROM THE TERMS DESCRIBED HEREIN.

The foregoing description of the Non-Redemption Agreements is qualified in its entirety by reference to the full text of the form of Non-Redemption Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to proposals voted on at the Special Meeting. Information regarding the Company’s directors and executive officers and a description of their interests in the Company is contained in the Proxy Statement and the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2023, which are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Black Mountain Acquisition Corp., 425 Houston Street, Suite 400, Fort Worth, Texas 76102.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of any business combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (“Securities Act”).

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. The Company’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s control and are difficult to predict. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact the Company’s expectations and projections can be found in the Company’s periodic filings with the SEC, including the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2023, any subsequently filed Quarterly Reports on Form 10-Q and the Proxy Statement. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the proposals to be voted on at the Special Meeting. Shareholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, BMAC.info@investor.morrowsodali.com.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Non-Redemption Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2023

BLACK MOUNTAIN ACQUISITION CORP.

By:	/s/ Jacob Smith
Name:	Jacob Smith
Title:	Chief Financial Officer, Chief Accounting Officer and Secretary

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Exhibit 10.1

NON-REDEMPTION AGREEMENT

This Non-Redemption Agreement (this “Agreement”) is entered as of [•], 2023 by and among Black Mountain Acquisition Corp., a Delaware corporation (“BMAC”), Black Mountain Sponsor LLC, a Delaware limited liability company (the “Sponsor”), and the undersigned investors (collectively, the “Investor”).

RECITALS

WHEREAS, the Sponsor currently holds shares of BMAC’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), initially purchased in a private placement prior to BMAC’s initial public offering (the “Founder Shares”);

WHEREAS, BMAC expects to hold a special meeting of BMAC’s stockholders (the “Meeting”) for the purpose of approving, among other things, the amendment and restatement of BMAC’s Second Amended and Restated Certificate of Incorporation (as amended, the “Charter”) to extend the date by which BMAC must consummate an initial business combination (the “Initial Business Combination”) by up to six times for an additional one month each time until May 18, 2024 (the “Extension”);

WHEREAS, the Charter provides that a holder of shares of Class A Common Stock initially sold as part of the units in BMAC’s initial public offering (whether they were purchased in BMAC’s initial public offering or thereafter in the open market) (the “Public Shares”) may redeem its Public Shares in connection with the amendment and restatement of the Charter described in the immediately preceding recital, on the terms set forth in the Charter (“Redemption Rights”); and

WHEREAS, Investor is willing to not exercise its Redemption Rights in connection with the Extension, or to validly rescind any previously submitted redemption demand, of certain of the Public Shares held by such Investor upon the terms set forth herein, and subject to the terms and conditions of this Agreement, the Sponsor desires to transfer to Investor, and Investor desires to acquire from the Sponsor, that number of Founder Shares set forth opposite such Investor’s name on Exhibit A (the “Assigned Securities”), to be transferred to Investor in connection with BMAC’s completion of its Initial Business Combination (the “Share Transfer”).

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BMAC, Investor and the Sponsor hereby agree as follows:

1.	Terms of Transfer; Non-Redemption.

1.1.

Upon the terms and subject to the conditions of this Agreement, if (a) as of 5:30 PM, New York time, on the date of the Meeting, Investor holds the Investor Shares (as defined below), (b) Investor does not exercise (or exercised and validly rescinds) its Redemption Rights with respect to such Investor Shares in connection with the Meeting, (c) the Extension is approved at the Meeting and BMAC meets the continued or initial listing requirements to be listed on a national securities exchange following the Meeting, and (d) BMAC implements the Extension, then the Sponsor hereby agrees to, substantially concurrent with, and immediately after, the closing of the Initial Business Combination, transfer to Investor, for no additional consideration, the Assigned Securities. “Investor Shares” shall mean an amount of the Public Shares presently held by Investor equal to the lesser of an aggregate amount of (i) [•] Public Shares, and (ii) 9.9% of the Public Shares that are not to be redeemed, including those Public Shares subject to non-redemption agreements with other BMAC stockholders similar to this Agreement on or about the date of the Meeting. The Sponsor and BMAC agree to provide Investor with the final number of Investor Shares subject to this Agreement no later than 9:30 a.m. Eastern on the first business day following the date of the Meeting (and in all cases a sufficient amount of time to allow the Investor to reverse any exercise of Redemption Rights with regard to any Investor Shares), provided, that such amount shall not exceed [•] Public Shares.

1.2.

BMAC, the Sponsor and Investor hereby agree that the Share Transfer shall be subject to the conditions that (i) the Initial Business Combination is consummated; and (ii) Investor executes a joinder to (a) that certain Registration Rights Agreement, dated October 13, 2021, by and among BMAC, the Sponsor and certain other security holders named therein (as it exists on the date of the Agreement, the “Registration Rights Agreement”), and (b) that certain Letter Agreement, dated October 13, 2021, by and among BMAC, the Sponsor and BMAC’s officers and directors (as it exists on the date of the Agreement, the “Letter Agreement”), set forth as Exhibit B (the “Joinder”), or any successor or similar agreement entered into in connection with the Initial Business Combination.

1.3.

Upon the satisfaction of the foregoing conditions, as applicable, the Sponsor shall promptly transfer (and no later than two (2) business days following the closing of the Initial Business Combination) the Assigned Securities to Investor free and clear of any liens or other encumbrances, other than pursuant to the Letter Agreement, restrictions on transfer imposed by the securities laws, and any successor or similar agreement entered into in connection with the Initial Business Combination (which agreement contains no obligations on the part of the Investor other than restrictions on the transfer of the Assigned Securities and which restrictions shall be no less favorable or more restrictive than what is agreed to by the Sponsor and shall be no more restrictive than the restrictions on transfer currently contained in the Letter Agreement and the Registration Rights Agreement. The Sponsor and BMAC covenant and agree to facilitate such transfer to Investor in accordance with the foregoing.

1.4.

Adjustment to Share Amounts. If at any time the number of outstanding shares of Class A Common Stock (other than the Founder Shares) is increased or decreased by a consolidation, combination, split or reclassification of the Class A Common Stock (other than the Founder Shares) or other similar event, then, as of the effective date of such consolidation, combination, split, reclassification or similar event, all share numbers referenced in this Agreement shall be adjusted in proportion to such increase or decrease in the Class A Common Stock (other than the Founder Shares).

1.5.

Merger or Reorganization, etc. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving BMAC in which its Class A Common Stock is converted into or exchanged for securities, cash or other property, then, following any such reorganization, recapitalization, reclassification, consolidation or merger, in lieu of shares of Class A Common Stock, the Sponsor shall transfer, with respect to each Founder Share to be transferred hereunder, upon the Sponsor’s receipt thereof, the kind and amount of securities, cash or other property into which such Assigned Securities converted or exchanged.

1.6.

Forfeitures, Transfers, etc. Investor shall not be subject to forfeiture, surrender, claw-back, transfers, disposals, exchanges or earn-outs for any reason on the Assigned Securities. Investor acknowledges that the manager of the Sponsor have the authority to cause the Sponsor to subject the Founder Shares to earn-outs, forfeitures, transfers or other restrictions, or amend the terms under which the Founder Shares were issued or any restrictions or other provisions relating to the Founder Shares set forth in the instruments establishing the same (including voting in favor of any such amendment) or enter into any other arrangements with respect to the Founder Shares, and that the managers are authorized to effectuate such earn-outs, forfeitures, transfers, restrictions, amendments or arrangements, including arrangements relating to the relaxation or early release of restrictions, in such amounts and pursuant to such terms as they determine in their sole and absolute discretion for any reason. Sponsor acknowledges and agrees that any such earn-outs, forfeitures, transfers, restrictions, amendments or arrangements shall apply only to the Founder Shares other than the Assigned Securities and the terms and conditions applicable to the Assigned Securities shall not be changed as a result of any such earn-outs, forfeitures, transfers, restrictions, amendments or arrangements.

1.7.

Delivery of Shares; Other Documents. At the time of the Share Transfer, the Sponsor shall deliver the Assigned Securities to Investor in book-entry form through BMAC’s transfer agent. The parties to this Agreement agree to execute, acknowledge and deliver such further instruments and to do all such other acts, as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

1.8.

Joinder. In connection with the transfer of the Assigned Securities to Investor, Investor shall execute (i) the Joinder pursuant to which Investor shall agree with BMAC to be bound solely by Section 7 of the Letter Agreement solely with respect to the Assigned Securities and by the terms and provisions of the Registration Rights Agreement as a “Holder” thereunder with respect to the Assigned Securities (upon acquisition thereof) as “Registrable Securities” thereunder or (ii) any successor or similar agreement entered into in connection with the Initial Business Combination. Notwithstanding anything in this Agreement or the Joinder to the contrary, Investor shall be released with respect to the Assigned Securities from any transfer or lock-up restrictions under the Letter Agreement or the Registration Rights Agreement to the same extent as any other holder of Founder Shares.

1.9.

Termination. This Agreement and each of the obligations of the undersigned shall terminate on earlier of (a) the failure of BMAC’s stockholders to approve the Extension at the Meeting, or the determination of BMAC not to proceed with the Meeting or the Extension, (b) the fulfillment of all obligations of all parties hereto, (c) the liquidation or dissolution of BMAC, or (d) the mutual written agreement of all parties hereto, or (e) if Investor exercises its Redemption Rights with respect to any Investor Shares in connection with the Meeting and such Investor Shares are actually redeemed in connection with the Meeting. Notwithstanding any provision in this Agreement to the contrary, the Sponsor’s obligation to transfer the Assigned Securities to Investor shall be conditioned on (i) the satisfaction of the conditions set forth in Section 1.2 and (ii) such Investor Shares not being redeemed in connection with the Meeting. Notwithstanding any provision in this Agreement to the contrary, the Share Transfer shall only take place immediately prior to, and substantially concurrently with, the closing of the Initial Business Combination.

2.	Representations and Warranties of Investor. Investor represents and warrants to, and agrees with, the Sponsor and BMAC that:

2.1.	No Government Recommendation or Approval. Investor understands that no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Assigned Securities.

2.2.

Accredited Investor. Investor is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the “Securities Act”), or a “qualified institutional buyer” as defined in Rule 144A under the Securities Act, and acknowledges that the Share Transfer contemplated hereby is being made in reliance, among other things, on a private placement exemption to “accredited investors” under the Securities Act and similar exemptions under state law.

2.3.

Intent. Investor is acquiring the Assigned Securities solely for investment purposes, for such Investor’s own account (and/or for the account or benefit of its members or affiliates, as permitted), and not with a view to the distribution thereof in violation of the Securities Act, and Investor has no present arrangement to sell the Assigned Securities to or through any person or entity except as may be permitted hereunder.

2.4.	Restrictions on Transfer; Trust Account; Redemption Rights.

2.4.1.

Investor acknowledges and agrees that, prior to their transfer hereunder, the Assigned Securities are, and following any transfer to Investor may continue to be, subject to the transfer restrictions as set forth in Section 7 of the Letter Agreement.

2.4.2.

Investor acknowledges and agrees that the Assigned Securities are not entitled to, and have no right, interest or claim of any kind in or to, any monies held in the trust account into which proceeds of BMAC’s initial public offering were deposited (the “Trust Account”) or distributed as a result of any liquidation of the Trust Account. Notwithstanding anything to the contrary in this Agreement, Investor agrees (i) that pursuant to this Agreement, it does not have any right, title, interest or claim of any kind to, or to any monies in, the Trust Account (each such right, title, interest or claim against the Trust Account, a “Claim”); (ii) to waive any Claim it may have in the future pursuant to this Agreement to, or to any monies in, the Trust Account; and (iii) to not seek recourse against the Trust Account, for any reason whatsoever, pursuant to this Agreement; provided, that nothing in this Section 2.4.2 shall preclude (x) any action, claim, suit or proceeding of any kind by Investor against BMAC or any of its affiliates (except and solely to the extent seeking recourse against the Trust Account) seeking recourse against or recovery from any assets or monies outside the Trust Account or (y) a Claim or other legal relief by Investor in or to monies released from the Trust Account upon the completion of an Initial Business Combination, excluding monies released from the Trust Account to holders of the Public Shares that are required to be paid to such holders as a result of their exercise of their redemption rights pursuant to the Charter; provided, further that nothing in this Agreement or this paragraph shall supplement, amend, limit, modify or otherwise affect any rights with respect to, or recourse or interests in, the Trust Account that Investor or any of its affiliates may have as a holder of Public Shares. Without limiting any other provision contained herein, the provisions of this Section 2.4.2 shall survive any expiration or termination of this Agreement.

2.4.3.

Investor agrees, solely for the benefit of and, notwithstanding anything else herein, enforceable only by BMAC, to waive any right that it may have to elect to have BMAC redeem any Investor Shares and agrees not to redeem or otherwise exercise any right to redeem, the Investor Shares and to reverse and revoke any prior redemption elections made with respect to the Investor Shares in connection with the Extension. For the avoidance of doubt, nothing in this Agreement is intended to restrict or prohibit Investor’s ability to (a) trade or redeem any Public Shares other than the Investor Shares, (b) trade any Investor Shares in its discretion at any time after the date of the Meeting, or (c) redeem any Investor Shares at any time after the date of the Meeting in connection with (i) the completion of an Initial Business Combination, (ii) a stockholder vote held after the Meeting to amend the Charter to (I) to modify the substance or timing of BMAC’s obligation to provide for the redemption of Public Shares in connection with an Initial Business Combination or to redeem 100% of the Public Shares if BMAC does not complete an Initial Business Combination by the date set forth in the Charter or (II) with respect to any other material provisions relating to stockholders’ rights or pre-Initial Business Combination activity, and (iii) the redemption of the Public Shares if BMAC is unable to complete an Initial Business Combination by the date set forth in the Charter.

2.4.4.

Investor acknowledges and understands the Assigned Securities are being offered in a transaction not involving a public offering in the United States within the meaning of the Securities Act and have not been and will not be registered under the Securities Act when transferred at the time of the Share Transfer and, if in the future Investor decides to offer, resell, pledge or otherwise transfer the Assigned Securities, such Assigned Securities may be offered, resold, pledged or otherwise transferred only (A) pursuant to an effective registration statement filed under the Securities Act, (B) pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act, if available, or (C) pursuant to any other available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state or any other jurisdiction. Investor agrees that, if any transfer of the Assigned Securities or any interest therein is proposed to be made, as a condition precedent to any such transfer, Investor may be required to deliver to BMAC or its successor an opinion of counsel satisfactory to BMAC or such successor that registration is not required with respect to the Assigned Securities to be transferred. Absent registration or another available exemption from registration, Investor agrees it will not transfer the Assigned Securities.

2.5.	Sophisticated Investor. Investor is sophisticated in financial matters and able to evaluate the risks and benefits of the investment in the Assigned Securities.

2.6.

Risk of Loss. Investor is aware that an investment in the Assigned Securities is highly speculative and subject to substantial risks. Investor is cognizant of and understands the risks related to the acquisition of the Assigned Securities, including those restrictions described or provided for in this Agreement, pertaining to transferability. Investor is able to bear the economic risk of its investment in the Assigned Securities for an indefinite period of time and able to sustain a complete loss of such investment.

2.7.

Independent Investigation. Investor has relied upon an independent investigation of BMAC and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances, express or implied, from the Sponsor or BMAC or any representatives or agents of the Sponsor or BMAC, other than as set forth in this Agreement. Investor is familiar with the business, operations and financial condition of BMAC and the Sponsor and has had an opportunity to ask questions of, and receive answers from management of BMAC and the Sponsor concerning BMAC, the Sponsor and the terms and conditions of the proposed Share Transfer and has had full access to such other information concerning BMAC and the Sponsor as Investor has requested. Investor confirms that all documents that it has requested have been made available and that Investor has been supplied with all of the additional information concerning this investment which Investor has requested.

2.8.

Disclosure of Information. Investor or its advisor has had an opportunity to receive, review and understand all information related to BMAC requested by it and to ask questions of and receive answers from BMAC regarding BMAC, its business and the terms and conditions of the offering of the Assigned Securities, and has conducted and completed its own independent due diligence. Investor acknowledges receipt of copies of BMAC’s filings made with the U.S. Securities and Exchange Commission (the “SEC”) that are available on the SEC’s EDGAR system. Based on the information Investor or its advisor has deemed appropriate, and without reliance on BMAC or its advisor, Investor has independently made its own analysis and decision to enter into this Agreement. Investor or its advisor is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate), including but not limited to all business, legal, regulatory, accounting, credit and tax matters.

2.9.

Organization and Authority. If an entity, Investor is duly organized and existing under the laws of the jurisdiction in which it was organized and it possesses all requisite power and authority to acquire the Assigned Securities, enter into this Agreement and perform all the obligations required to be performed by Investor hereunder.

2.10.

Non-U.S. Investor. If Investor is not a United States person (as defined by Section 7701(a)(30) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (collectively, the “Code”)), Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Assigned Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the acquisition of the Assigned

Securities, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the acquisition, holding, redemption, sale, or transfer of the Assigned Securities. Investor’s subscription for, and continued beneficial ownership of, the Assigned Securities will not violate any applicable securities or other laws of Investor’s jurisdiction.

2.11.

Authority. This Agreement has been validly authorized, executed and delivered by Investor and is a valid and binding agreement enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

2.12.

No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Investor of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) Investor’s organizational documents, (ii) any agreement or instrument to which Investor is a party or (iii) any law, statute, rule or regulation to which Investor is subject, or any order, judgment or decree to which Investor is subject, in the case of clauses (ii) and (iii), that would reasonably be expected to prevent Investor from fulfilling its obligations under this Agreement.

2.13.

No Intent to Effect a Change of Control; Ownership. Investor has no present intent to effect a “change of control” of BMAC as such term is understood under the rules promulgated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and under the rules of the New York Stock Exchange.

2.14.

No Advice from Sponsor or BMAC. Investor has had the opportunity to review this Agreement, the transactions contemplated by this Agreement, the Registration Rights Agreement, the Letter Agreement and the Joinder with Investor’s own legal counsel and investment and tax advisors. Except for any statements or representations of the Sponsor or BMAC explicitly made in this Agreement, Investor is relying solely on such counsel and advisors and not on any statements or representations, express or implied, of the Sponsor, BMAC or any of their representatives or agents for any reason whatsoever, including without limitation for legal, tax or investment advice, with respect to this investment, the Sponsor, BMAC, the Assigned Securities, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

2.15.

Reliance on Representations and Warranties. Investor understands that the Assigned Securities are being offered and sold to Investor in reliance on exemptions from the registration requirements under the Securities Act, and analogous provisions in the laws and regulations of various states, and that the Sponsor is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Investor set forth in this Agreement in order to determine the applicability of such provisions.

2.16.

No General Solicitation. Investor is not subscribing for the Assigned Securities as a result of or subsequent to any general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

2.17.

Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by Investor in connection with the acquisition of the Assigned Securities nor is Investor entitled to or will accept any such fee or commission.

2.18.

No Pending Actions. There is no action pending against Investor or, to Investor’s knowledge, threatened against Investor, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by Investor of its obligations under this Agreement.

3.	Representations and Warranties of Sponsor. The Sponsor represents and warrants to, and agrees with, the Investor that:

3.1.

Power and Authority. The Sponsor is a limited liability company duly formed and validly existing and in good standing as a limited liability company under the laws of Delaware and possesses all requisite power and authority to enter into this Agreement and to perform all of the obligations required to be performed by the Sponsor hereunder, including the Share Transfer.

3.2.

Authority. All corporate action on the part of the Sponsor and its officers, directors and members necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Sponsor required pursuant hereto has been taken. This Agreement has been duly executed and delivered by the Sponsor and (assuming due authorization, execution and delivery by Investor) constitutes the Sponsor’s legal, valid and binding obligation, enforceable against the Sponsor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

3.3.

Title to Securities. The Sponsor is the record and beneficial owner of, and has good and marketable title to, the Assigned Securities and will, immediately prior to the Share Transfer, be the record and beneficial owner of the Assigned Securities, in each case, free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (other than transfer restrictions and other terms and conditions that apply to the Assigned Securities generally, under the Letter Agreement and under applicable securities laws). The Assigned Securities to be transferred, when transferred to Investor as provided herein, will be free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (other than transfer restrictions and other terms and conditions that apply to the Assigned Securities generally, under the Letter Agreement and under applicable securities laws). The Assigned Securities are duly authorized, validly issued, fully paid and non-assessable.

3.4.

No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Sponsor of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Sponsor’s organizational documents, (ii) any agreement or instrument to which the Sponsor is a party or by which it is bound (including the Letter Agreement) or (iii) any law, statute, rule or regulation to which the Sponsor is subject or any order, judgment or decree to which the Sponsor is subject. The Sponsor is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement or transfer of the Assigned Securities in accordance with the terms thereof.

3.5.

No General Solicitation. The Sponsor has not offered the Assigned Securities by means of any general solicitation or general advertising within the meaning of Regulation D of the Securities Act, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

3.6.	Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by the Sponsor in connection with the Share Transfer for which Investor will be liable.

3.7.	Transfer Restrictions. Until termination of this Agreement, the Sponsor shall not transfer any of the Assigned Securities.

3.8.

Reliance on Representations and Warranties. The Sponsor understands and acknowledges that Investor is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Sponsor set forth in this Agreement.

4.

Trust Account. Until the earlier of (a) the consummation of BMAC’s initial business combination; (b) the liquidation of the Trust Account; and (c) the date by which BMAC must complete an Initial Business Combination as set forth in the Charter, BMAC will maintain the investment of funds held in the Trust Account in interest-bearing United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government treasury obligations, or maintain such funds in cash in an interest-bearing demand deposit account at a bank. BMAC further confirms that it will not utilize any funds from its Trust Account to pay any potential excise taxes that may become due pursuant to the Inflation Reduction Act of 2022 upon a redemption of the Public Shares, including, but not limited to, in connection with a liquidation of BMAC if it does not effect a business combination prior to its termination date.

5.

Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby. With respect to any suit, action or proceeding relating to the transactions contemplated hereby, the undersigned irrevocably submit to the jurisdiction of the United States District Court for the Southern District of New York or, if such court does not have jurisdiction, the New York state courts located in the Borough of Manhattan, State of New York, which submission shall be exclusive.

6.	Assignment; Entire Agreement; Amendment.

6.1.

Assignment. Any assignment of this Agreement or any right, remedy, obligation or liability arising hereunder by either the Sponsor, BMAC or Investor to any person that is not an affiliate of such party shall require the prior written consent of the other parties.

6.2.

Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them relating to the subject matter hereof.

6.3.

Amendment. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

6.4.	Binding upon Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns.

7.

Notices. Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered or sent by facsimile or other electronic transmission with copy sent in another manner herein provided or sent by courier (which for all purposes of this Agreement shall include Federal Express or another recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at its address provided for herein or such other address as either may designate for itself in such notice to the other. Communications shall be deemed to have been received when delivered personally, on the scheduled arrival date when sent by next day or 2nd-day courier service, or if sent by facsimile upon receipt of confirmation of transmittal or, if sent by mail, then three days after deposit in the mail. If given by electronic transmission, such notice shall be deemed to be delivered (a) if by electronic mail, when directed to an electronic mail address at which the party has provided to receive notice; and (b) if by any other form of electronic transmission, when directed to such party.

8.

Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.	Survival; Severability

9.1.	Survival. The representations, warranties, covenants and agreements of the parties hereto shall survive the closing of the transactions contemplated hereby.

9.2.

Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

10.	Headings. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

11.

Disclosure; Waiver. As soon as practicable, but in no event later than one business day, after execution of this Agreement, BMAC will file (to the extent that it has not already filed) a Current Report on Form 8-K (the “Form 8-K”) under the Exchange Act reporting the material terms of this Agreement. BMAC agrees that the name of Investor shall not be included in any public disclosures related to this Agreement unless required by applicable law, regulation or stock exchange rule. Investor (i) acknowledges that both BMAC and the Sponsor may possess or have access to material non-public information which has not been communicated to the Investor; (ii) hereby waives any and all claims, whether at law, in equity or otherwise, that he, she, or it may now have or may hereafter acquire, whether presently known or unknown, against BMAC, the Sponsor or any of their respective officers, directors, managers, members, employees, agents, affiliates, subsidiaries, successors or assigns relating to any failure to disclose any non-public information in connection with the transaction contemplated by this Agreement, including any potential business combination involving BMAC, including without limitation, any claims arising under Rule 10-b5 of the Exchange Act; and (iii) is aware that the Sponsor and BMAC are relying on the truth of the representations set forth in Section 2 of this Agreement and the foregoing acknowledgement and waiver in this Section 11, in connection with the transactions contemplated by this Agreement.

12.

Independent Nature of Rights and Obligations. Nothing contained herein, and no action taken by any party pursuant hereto, shall be deemed to constitute Investor and the Sponsor as, and the Sponsor acknowledges that Investor and the Sponsor do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Investor and the Sponsor are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any matters, and the Sponsor acknowledges that Investor and the Sponsor are not acting in concert or as a group, and the Sponsor shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement.

13.

Most Favored Nation. In the event the Sponsor or BMAC enter one or more other non-redemption agreements before or after the execution of this Agreement in connection with the Meeting, the Sponsor and BMAC represent that the terms of such other agreements are not materially more favorable to such other investors thereunder than the terms of this Agreement are in respect of the Investor. In the event that another investor is afforded any such more favorable terms than the Investor, BMAC shall promptly inform the Investor of such more favorable terms in writing, and the Investor shall have the right to elect to have such more favorable terms included herein, in which case the parties hereto shall promptly amend this Agreement to effect the same.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

INVESTOR

By:
Name: [ ]
Title: [ ]

[Signature Page to Non-Redemption Agreement]

BMAC:

BLACK MOUNTAIN ACQUISITION CORP.

By:
Name: Rhett Bennett
Title: Chief Executive Officer

[Signature Page to Non-Redemption Agreement]

SPONSOR:

BLACK MOUNTAIN SPONSOR LLC

By:
Name: Rhett Bennett
Title: Chief Executive Officer

[Signature Page to Non-Redemption Agreement]

EXHIBIT A

Investor	Number of Assigned Securities	Number of Public Shares to be Held as Investor Shares
Address: SSN/EIN:	[•]	[•]

EXHIBIT B

FORM OF JOINDER

TO

LETTER AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

______, 20_

Reference is made to that certain Non-Redemption Agreement, dated as of [•], 2023 (the “Agreement”), by and among [•] (“Investor”), Black Mountain Acquisition Corp., a Delaware corporation (“BMAC”), and Black Mountain Sponsor LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which Investor acquired Assigned Securities. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement.

By executing this joinder, Investor hereby agrees, as of the date of the Share Transfer, that Investor (i) shall become a party to the Letter Agreement, solely with respect to Section 7 of the Letter Agreement, and shall be bound by, and shall be subject to the restrictions set forth therein, the terms and provisions of such section of the Letter Agreement as an Insider (as defined therein) solely with respect to its Assigned Securities, provided, however, that the Investor shall be permitted to transfer its Assigned Securities to its affiliates; and (ii) shall become a party to the Registration Rights Agreement, and shall be bound by the terms and provisions of the Registration Rights Agreement as a Holder (as defined therein) and entitled to the rights of a Holder under the Registration Rights Agreement and the Assigned Securities shall be “Registrable Securities” thereunder; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities as described in the definition of “Registrable Security” set forth in the Registration Rights Agreement.

This joinder may be executed in two or more counterparts, and by facsimile, all of which shall be deemed an original and all of which together shall constitute one instrument.

[INVESTOR]

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

BLACK MOUNTAIN ACQUISITION CORP.

By:
Name: Rhett Bennett
Title: Chief Executive Officer